DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS
Calvin J. Pedersen
President, Chief Executive Officer & Treasurer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer Thomas N. Steenburg
Secretary

INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Trust shares.
Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST

DEAR FELLOW SHAREHOLDERS:

The second half of 1997 was very positive for our domestic fixed income markets. For example, the Lehman Brothers Aggregate Index gained 6.36 percent while the Trust gained 10.83 percent as calculated by Lipper Analytical Services, Inc. based upon net asset value. Combining these returns with the first half performance results produced a total rate of return of 9.65 percent for the Lehman Index and a total rate of return on net asset value (with reinvestment of dividends) as measured by Lipper Analytical Services, Inc. of 14.28 percent for the Trust. Other good news for shareholders includes the fact that, measured on the market price, the Trust's common stock had a 1997 price appreciation of $1.563 and, when combined with the annual dividend payout of $1.176, the common stock had a total return on a market price basis (with reinvestment of dividends) of 22.21 percent. In addition, based on the 1997 closing stock price of $14.4375, the monthly dividend of 9.8 cents provided an annual dividend yield of 8.15 percent. Also, the discount of the common stock to the net asset value
(NAV) ended 1997 at -0.29 percent after trading in a 1997 range of +0.88 percent to -5.82 percent. Lastly, the NAV appreciated 68 cents during the year and closed at $14.48.

As the above investment results suggest, the second half of 1997 provided a positive backdrop for our fixed income markets. Normally, six years into an economic expansion, with continued above-trend economic results, market participants would have become concerned that perhaps the Federal Reserve had fallen behind the yield curve since it had held monetary policy steady for the last three quarters. However, perhaps things are different this time as above-trend economic growth has not been accompanied by rising inflation. This 'new paradigm,' combined with what started out as an isolated event in Thailand in mid-summer, produced a very powerful series of events which allowed our interest rates in general to decline during the second half of 1997. For example, even though the Fed held short-term interest rates steady since March, the confluence of events allowed the two-year U.S. Treasury yields to decline 59 basis points and end the year yielding 5.47 percent (which was 3 basis points lower than federal funds). Similarly, longer-dated U.S. Treasury yields declined 86 basis points and ended the year yielding 5.92 percent.

In general, signs of continued above-trend economic growth seemed to have had little or no immediate impact on the general level of interest rates, especially during the last quarter of the year. In fact, at times it took a not so subtle reminder from the Federal Reserve Chairman that the fixed income markets should not become too complacent about the current low inflation rate. His admonitions centered around tight labor markets and strong economic growth which might be on an unsustainable track, but even this warning had only a brief negative impact on interest rates. Market participants seemed to embrace the 'new paradigm' which suggests that because of years of corporate downsizing, management efficiencies and the technological revolution, productivity had improved so that above-trend economic growth need not ignite inflation or inflationary expectations. Regardless of the reason, in general, economic reports took a back seat to events which were unfolding in Southeast Asia. This trend was especially evident in the latter months of the year.

What most market participants believed was an isolated currency event in Thailand during the summer was actually the beginning of something quite serious and still of unknown proportions. The initial impact of the Thailand devaluation was to set off a somewhat delayed chain reaction of currency devaluations throughout the region. Late in October, the Hong Kong dollar came under attack by speculators and caused a substantial one day decline in its stock market which sent shock waves around the world's financial markets, including a 554 point decline in the Dow Jones Industrial Average. The Asian flu soon spread to South Korea where a developing short-term liquidity crisis raised questions as to whether the world's eleventh largest economy could actually be required to impose a moratorium on debt repayment. That country's financial crisis deepened towards year-end and its currency went into a freefall. This event coupled with the problems of other countries in the region, threatened the solvency of the entire Southeast Asian region. The uncertainty of the global implications of such events produced several side effects which exerted a major influence on our general level of interest rates. For example, the uncertainty continued the flight to quality process, whereby international capital sought a safe haven in our U.S. Treasury securities and pushed rates lower across the entire yield curve. In addition, it was believed that the imposition of stringent

International Monetary Fund bailout conditions would lead to a general economic slowdown in the region and, by inference, that our economy would suffer a slowdown caused by a slowing of exports to the Southeast Asia region. Finally, it was felt that because of the competitive pressures arising from the region, inflation would be held in check. As suggested above, these international events provided a very positive tone to the U.S. fixed income markets, especially during the fourth quarter of 1997.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment plan available to all registered shareholders of the Trust. Under the plan, the Trust absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Trust. Additional information about the plan is available from The Bank of New York, 1-800-524-4458. Also, the Trust has a cash purchase plan which permits participants to purchase shares directly from the Plan Agent. For more details, please turn to page 15.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,


/s/ Francis E. Jeffries                   /s/ Calvin J. Pedersen

Francis E. Jeffries, CFA                  Calvin J. Pedersen, CFA
Chairman                                  President, Chief Executive Officer &
                                          Treasurer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997


                                                            RATINGS (UNAUDITED)
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

                 / / LONG-TERM INVESTMENTS--134.2%
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS--30.4%
                 Government National Mortgage
                 Association
                 Pass-Through Certificates,
$ 3,566          8.00%, 7/15/23.......................  AAA      Aaa       AAA        $ 3,711,912
  7,250          8.00%, 8/15/23.......................  AAA      Aaa       AAA          7,546,792
  3,521          8.00%, 5/15/24.......................  AAA      Aaa       AAA          3,654,224
  1,803          7.00%, 3/15/26.......................  AAA      Aaa       AAA          1,817,158
  4,966          7.50%, 5/15/26.......................  AAA      Aaa       AAA          5,087,467
 22,529          8.50%, 8/15/26.......................  AAA      Aaa       AAA         23,662,747
                 U.S. Treasury Bonds,
 12,900          10.750%, 2/15/03.....................  AAA      Aaa       AAA         15,717,876
 40,000          10.375%, 11/15/12....................  AAA      Aaa       AAA         53,150,000
                                                                                      -----------
                                                                                      114,348,176
                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (cost $112,414,932)..................
                                                                                      -----------
                 BONDS--103.8%
                 FINANCIAL--9.9%
 10,000          American Express Co.,
                 8.625%, 5/15/22......................  AA-      A1        A+          10,861,800
  5,000          Countrywide Credit Industries Inc.
                 8.00%, 12/15/26......................  A        A3        A-           5,139,450
 10,000          General Motors Acceptance Corp.,
                 8.50%, 1/01/03.......................  A-       A3        A-          10,925,100
 10,000          Great Western Financial Corp.
                 8.206%, 2/01/27......................  A        A3        BBB-        10,606,200
                                                                                      -----------
                                                                                       37,532,550
                                                                                      -----------
                 INDUSTRIAL--48.6%
 15,000          Dayton Hudson Corp.,
                 8.50%, 12/01/22......................  A-       Baa1      BBB+        16,185,600
 10,000          Ford Motor Co.,
                 8.875%, 1/15/22......................  A+       A1        A           12,333,800
 10,000          Georgia Pacific Corp.,
                 9.625%, 3/15/22......................  BBB      Baa2      BBB-        11,340,900
  3,000          8.625%, 4/30/25......................  BBB      Baa2      BBB-         3,232,320
 10,250          McDonnell Douglas Corp.,
                 9.75%, 4/01/12.......................  A-       A2        AA+         13,206,203

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                            RATINGS (UNAUDITED)
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

$ 5,000          Occidental Petroleum Corp.,
                 8.75%, 1/15/23.......................  BBB+     Baa2      BBB        $ 6,028,250
 15,000          Phillips Petroleum Co.,
                 8.49%, 1/01/23.......................  BBB+     A3        A-          16,172,100
  9,000          Ralston Purina Co.,
                 8.125%, 2/01/23......................  BBB+     Baa1      A-          10,215,810
 10,000          Sears Roebuck and Co.,
                 9.375%, 11/01/11.....................  A        A2        A-          12,339,900
  5,000          Sun Company, Inc.,
                 9.00%, 11/01/24......................  BBB      Baa3      BBB          6,133,900
 14,700          Tele-Communications, Inc.,
                 9.80%, 2/01/12.......................  BB+      Ba1       BBB-        18,275,187
 10,000          Tenneco, Inc.,
                 9.20%, 11/15/12......................  BBB-     Baa1      BBB         12,174,800
  5,000          Time Warner Entertainment Company,
                 L.P.,
                 10.15%, 5/01/12......................  BBB-     Baa3      BBB-         6,395,050
  5,000          8.875%, 10/01/12.....................  BBB-     Baa3      BBB-         5,864,600
  7,000          Time Warner Inc.,
                 9.15%, 2/01/23.......................  BBB-     Ba1       BBB-         8,624,630
 10,000          Trans-Canada Pipelines,
                 9.875%, 1/01/21......................  A-       A2        A-          12,614,800
  5,000          USX Corp.,
                 9.375%, 2/15/12......................  BBB      Baa3      BBB-         6,097,100
  5,000          8.50%, 3/01/23.......................  BBB      Baa3      BBB-         5,778,050
                                                                                      -----------
                                                                                      183,013,000
                                                                                      -----------
                 TELEPHONE--12.6%
  5,000          AT&T Corp.,
                 8.625%, 12/01/31.....................  AA+      Aa3       AA-          5,504,100
 10,000          Bell Canada Inc.,
                 9.50%, 10/15/10......................  A+       A2        A+          12,481,600
 10,000          MCI Communications Corp.,
                 8.25%, 1/20/23.......................  A        A2        A           10,750,800
  5,000          New York Telephone Co.,
                 8.625%, 11/15/10.....................  A        A2        A+           5,918,900
 10,125          Sprint Corp.,
                 9.25%, 4/15/22.......................  A        A3        A-          12,869,685
                                                                                      -----------
                                                                                       47,525,085
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                            RATINGS (UNAUDITED)
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

                 UTILITIES--ELECTRIC--32.7%
$10,000          Arizona Public Service Co.,
                 8.00%, 2/01/25.......................  BBB+     Baa1      A-         $10,308,100
 10,000          Boston Edison Co.,
                 7.80%, 3/15/23.......................  BBB+     Baa2      BBB         10,135,500
  5,000          Connecticut Light & Power Co.,
                 8.50%, 6/01/24.......................  BBB+     Ba2       BB+          5,091,650
  5,000          Dayton Power & Light Co.,
                 8.40%, 12/01/22......................  AA       Aa3       AA-          5,299,700
  6,000          8.15%, 1/15/26.......................  AA       Aa3       AA-          6,471,480
  3,000          Houston Lighting & Power Co.,
                 7.75%, 3/15/23.......................  A+       A3        A-           3,131,460
 15,000          Hydro-Quebec,
                 8.40%, 1/15/22.......................  AA       A2        A+          17,668,800
  5,000          Illinois Power Co.,
                 8.00%, 2/15/23.......................  BBB+     Baa1      BBB          5,261,650
 10,000          Mississippi Power & Light Co.,
                 8.65%, 1/15/23.......................  BBB      Baa2      BBB+        10,637,900
 10,000          Pacific Gas & Electric Co.,
                 8.25%, 11/01/22......................  A        A1        AA-         10,987,500
 10,000          Peco Energy Co.,
                 8.25%, 9/01/22.......................  BBB+     Baa1      BBB+        10,571,800
  5,000          Pennsylvania Power & Light Co.,
                 8.50%, 5/01/22.......................  A        A3        A-           5,338,550
  5,000          Tennessee Valley Authority,
                 8.625%, 11/15/29 Pound...............  AAA      Aaa       AAA          5,567,700
  5,000          Texas Utilities Electric Co.,
                 9.750%, 5/01/21......................  BBB      Baa1      BBB+         5,616,100
 10,000          8.875%, 2/01/22......................  BBB      Baa1      BBB+        10,995,200
                                                                                      -----------
                                                                                      123,083,090
                                                                                      -----------
                                                                                      391,153,725
                 TOTAL BONDS (cost $365,385,795)......
                                                                                      -----------
                                                                                      505,501,901
                 TOTAL LONG-TERM INVESTMENTS
                 (cost $477,800,727)..................
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1997


PRINCIPAL                                                                           MARKET
 AMOUNT                                                                           VALUE (NOTE
  (000)                            DESCRIPTION                                        1)
---------   ---------------------------------------------------------             -----------

            / / SHORT-TERM INVESTMENTS--27.1%
            MASTER NOTE--0.3%
$   1,000   Metropolitan Life Insurance Co. Floating Rate Note,
            5.7575%*, due 4/01/98....................................             $ 1,000,000
                                                                                  -----------

             REPURCHASE AGREEMENTS--14.9%
      2,147  Repurchase agreement with Bear Stearns & Co., 6.50%, acquired on
               12/31/97 and due 1/02/98 (collateralized by U.S. Treasury
               Notes, 5.875%, due 10/31/98, value $2,147,204).................      2,147,000
      1,000  Repurchase agreement with C.S. First Boston Corp., 6.83%, acquired on 8/27/97 and due 1/02/98 (collateralized by Federal
               National Mortgage Association, 6.50%, due 1/15/24, value
               $1,000,956)....................................................      1,000,000
     52,798  Repurchase agreement with Goldman, Sachs & Co., 5.50%, acquired on 11/17/97 and due 1/02/98 (collateralized by Federal National
               Mortgage Association, 6.00% to 7.00% due 4/25/17 to 8/25/21,
               value $52,800,301).............................................     52,798.413
                                                                                -------------
                                                                                   55,945,413
                                                                                -------------
             TIME DEPOSITS--11.9%
     10,000  American Express Centurian Bank, Cayman, 5.88%, due 1/15/98......     10,000,000
     15,000  Banque Paribas Toronto, 5.9375%, due 1/05/98.....................     15,000,000
     15,000  Toronto Dominion Bank, Cayman, 5.8437%, due 6/30/98..............     15,000,000
      5,000  Westdeutsche Landesbank Duesseldorf, 5.83%, due 1/26/98..........      5,000,000
                                                                                -------------
                                                                                   45,000,000
                                                                                -------------
             TOTAL SHORT-TERM INVESTMENTS
             (cost $101,945,413)..............................................    101,945,413
                                                                                -------------
             TOTAL INVESTMENTS--161.3%
             (cost $579,746,140) (Note 3).....................................    607,447,314
             Liabilities, less cash and
             other assets--(61.3%)............................................   (230,762,351)
                                                                                -------------
             NET ASSETS--100%.................................................  $ 376,684,963
                                                                                -------------
                                                                                -------------

----------------------------
  Pound This security is also a U.S. Government Agency Obligation.
  * Rate in effect at December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


ASSETS

Investments, at value (cost $579,746,140).........................   $607,447,314
Cash..............................................................      2,180,097
Interest receivable...............................................     10,591,741
Prepaid assets....................................................         54,047
Deferred organization expenses....................................            771
                                                                     ------------
    Total assets..................................................    620,273,970
                                                                     ------------
LIABILITIES
Commercial paper (Note 5).........................................    140,788,938
Payable upon return of securities loaned (Note 4).................    101,945,413
Dividends to shareholders (Note 1)................................        512,649
Investment advisory fee payable (Note 2)..........................        156,560
Administrative fee payable (Note 2)...............................         46,968
Accrued expenses and other liabilities............................        138,479
                                                                     ------------
    Total liabilities.............................................    243,589,007
                                                                     ------------
NET ASSETS........................................................   $376,684,963
                                                                     ------------
                                                                     ------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding........................   $    260,153
Additional paid-in capital........................................    363,949,492
Distributions in excess of net investment income..................       (160,169)
Accumulated net realized loss on investment transactions..........    (15,065,687)
Net unrealized appreciation on investments........................     27,701,174
                                                                     ------------
NET ASSETS........................................................   $376,684,963
                                                                     ------------
                                                                     ------------
Net asset value per share of common stock:
  ($376,684,963L26,015,314 shares of common stock issued and
  outstanding)....................................................   $      14.48
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME

  Interest income.................................................   $ 39,358,625
  Security lending fee income.....................................         79,869
                                                                     ------------
    Total investment income.......................................     39,438,494
                                                                     ------------
EXPENSES
  Investment advisory fee (Note 2)................................      1,794,139
  Administrative fee (Note 2).....................................        538,242
  Commercial paper fee............................................        272,377
  Directors' fees.................................................        190,560
  Commissions expense--commercial paper...........................        144,986
  Transfer agent fee and expenses.................................        132,598
  Professional fees...............................................         75,324
  Custodian fee and expenses......................................         55,411
  Reports to shareholders.........................................         34,709
  Registration fee................................................         32,340
  Insurance.......................................................          5,615
  Amortization of deferred organization expenses (Note 1).........          9,994
  Miscellaneous...................................................          1,404
                                                                     ------------
  Total operating expenses (before interest expense)..............      3,287,699
  Interest expense--commercial paper (Note 5).....................      8,029,565
                                                                     ------------
    Total expenses................................................     11,317,264
                                                                     ------------
         Net investment income....................................     28,121,230
                                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions....................      2,602,282
  Net change in unrealized appreciation on investments............     17,614,748
                                                                     ------------
    Net realized and unrealized gain on investments...............     20,217,030
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $ 48,338,260
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INCREASE (DECREASE) IN CASH

Cash flows provided by (used for) operating activities:
    Interest received............................................   $  38,771,079
    Expenses paid................................................      (3,286,065)
    Interest expense paid........................................      (7,464,688)
    Purchase of long-term portfolio investments..................     (58,452,362)
    Proceeds from sale of long-term portfolio investments........      59,160,366
    Net purchases in excess of proceeds from sales of short-term
portfolio investments............................................     (57,127,913)
                                                                    -------------
    Net cash used for operating activities.......................     (28,399,583)
                                                                    -------------
Cash flows provided by (used for) financing activities:
    Net cash provided by securities loaned.......................      59,557,913
    Net cash used for commercial paper...........................      (1,205,692)
    Cash dividends paid to shareholders..........................     (30,081,372)
                                                                    -------------
    Net cash provided by financing activities....................      28,270,849
                                                                    -------------
Net decrease in cash.............................................        (128,734)
Cash at beginning of year........................................       2,308,831
                                                                    -------------
Cash at end of year..............................................   $   2,180,097
                                                                    -------------
                                                                    -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations.............   $  48,338,260
                                                                    -------------
    Increase in investments......................................     (56,419,909)
    Net realized gain on investment transactions.................      (2,602,282)
    Net change in unrealized appreciation on investments.........     (17,614,748)
    Increase in interest receivable..............................        (665,598)
    Increase in commercial paper discount........................         564,877
    Accretion of discount........................................          (1,817)
    Amortization of deferred organization expenses...............           9,994
    Increase in prepaid assets...................................         (10,767)
    Increase in investment advisory fee payable..................           5,387
    Increase in administrative fee payable.......................           1,616
    Decrease in accrued expenses and other liabilities...........          (4,596)
                                                                    -------------
         Total adjustments.......................................     (76,737,843)
                                                                    -------------
Net cash used for operating activities...........................   $ (28,399,583)
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE                FOR THE
                                               YEAR ENDED             YEAR ENDED
                                            DECEMBER 31, 1997      DECEMBER 31, 1996
                                           -------------------    -------------------

OPERATIONS
  Net investment income.................   $         28,121,230   $         28,660,107
  Net realized gain on investment
  transactions..........................              2,602,282              1,140,157
  Net change in unrealized appreciation
    (depreciation) on investments.......             17,614,748            (28,144,218)
                                           -------------------    -------------------
  Net increase in net assets resulting
    from operations.....................             48,338,260              1,656,046
                                           -------------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.................            (30,594,021)           (28,044,517)
                                           -------------------    -------------------
  Total increase (decrease).............             17,744,239            (26,388,471)
NET ASSETS
  Beginning of year.....................            358,940,724            385,329,195
                                           -------------------    -------------------
  End of year...........................   $        376,684,963   $        358,940,724
                                           -------------------    -------------------
                                           -------------------    -------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                                                          FOR THE
                                                                                                          PERIOD
                                                                                                        JANUARY 29,
                                                        FOR THE YEAR ENDED DECEMBER 31,                 1993(1) TO
                                                                                                         DECEMBER
                                           ----------------------------------------------------------       31,
                                                 1997            1996          1995          1994          1993
                                           ----------------   -----------   -----------   -----------   -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....  $           13.80  $      14.81  $      12.18  $      14.78  $      14.06(2)
                                           ----------------   -----------   -----------   -----------   -----------
 Net investment income...................               1.08          1.10          1.09          1.18          1.08
 Net realized and unrealized gain (loss)
   on investment transactions............               0.78         (1.03)         2.72         (2.60)         0.76
                                           ----------------   -----------   -----------   -----------   -----------
Net increase (decrease) from investment
 operations..............................               1.86          0.07          3.81         (1.42)         1.84
                                           ----------------   -----------   -----------   -----------   -----------
Distributions from net investment income               (1.18)        (1.08)        (1.11)        (1.18)        (1.06)
Distributions in excess of net investment
 income..................................                 --            --         (0.07)           --            --
Distributions from realized gains on
 investments.............................                 --            --            --            --         (0.06)
                                           ----------------   -----------   -----------   -----------   -----------
Total distributions......................              (1.18)        (1.08)        (1.18)        (1.18)        (1.12)
                                           ----------------   -----------   -----------   -----------   -----------
Net asset value, end of period(3)........  $           14.48  $      13.80  $      14.81  $      12.18  $      14.78
                                           ----------------   -----------   -----------   -----------   -----------
                                           ----------------   -----------   -----------   -----------   -----------
Per share market value, end of
 period(3)...............................  $         14.4375  $     12.875  $     13.875  $     11.125  $      14.25
                                           ----------------   -----------   -----------   -----------   -----------
                                           ----------------   -----------   -----------   -----------   -----------
TOTAL INVESTMENT RETURN(4)...............              22.21%         0.69%        36.21%       (14.19)%        2.33%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses.......................               0.80%(5)      0.80%(5)      0.78%(5)      0.78%(5)      0.73%(6)
Commercial paper expenses................               2.35%         2.30%         2.52%         1.46%           --
Net investment income....................               7.84%         8.02%         7.92%         8.87%         7.87%(6)
SUPPLEMENTAL DATA:
Portfolio turnover.......................                 12%           13%            5%          149%          282%
Net assets, end of period (000)..........  $         376,685  $    358,941  $    385,329  $    316,842  $    407,994
Commercial paper information, end of
 period
Aggregate amount outstanding (000)         $         143,000  $    143,000  $    143,000  $    143,000            --
Asset coverage per $1,000................  $           3,625  $      3,501  $      3,704  $      3,227            --

----------------------------

(1) Commencement of investment operations.
(2) Net of offering costs of $(0.04) and underwriting discount of $(0.90).
(3) Net asset value and market value are published in The Wall Street Journal each Monday.
(4) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Brokerage commissions are not reflected. Total returns for periods of less than one full year are not annualized.
(5) Exclusive of commercial paper expenses.
(6) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Trust') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company. The Trust had no operations until December 15, 1992 when it sold 8,000 shares of common stock for $112,800 to Phoenix Duff & Phelps Corporation. Investment operations commenced on January 29, 1993.

    The Trust's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region.

    On June 14, 1995, Duff & Phelps Investment Management Co. (the 'Adviser') entered into a merger agreement with PM Holdings, Inc. A successor investment advisory agreement was submitted to and approved by Trust shareholders at a special meeting held on September 7, 1995. The merger closed on November 1, 1995.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: The Trust values its fixed-income securities by using market quotations, prices provided by market makers or esti-mates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Trust. Exchange-traded options are valued at the last reported sale price, or if no sales are reported, at the mean between last reported bid and asked prices. Non-exchange traded options are valued using a mathematical model. The relative illiquidity of some securities in the Trust's portfolio may adversely affect the ability of the Trust to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brok-erage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) basis. The Trust accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Trust had a capital loss carryforward of $15,065,687 at December 31, 1997, of which $10,283,275 expires in 2002 and $4,782,412 expires in 2003, if not offset by subsequent capital gains.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS:
On the statement of assets and liabilities, as a result of permanent book-to-tax differences, $2,472,791 has been reclassed from distributions in excess of net investment income to additional paid-in capital. This reclassification has no effect on net assets or net asset value per share.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends to its shareholders on a monthly basis. The dividends are recorded by the Trust on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

REPURCHASE AGREEMENTS: Repurchase agree-ments are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Trust's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally ac-cepted accounting principles requires man-agement to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

    The Trust has an Advisory Agreement with the Adviser, a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator').

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Trust's average weekly net assets. The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Trust's average weekly net assets, subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Trust who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the year ended December 31, 1997, the Trust had purchases of $58,452,362 and sales of $59,160,366 of investment securities, other than short-term investments. For the year ended December 31, 1997, the Trust had no purchases or sales of U.S. Government securities.

    The Federal income tax basis of the Trust's investments at December 31, 1997 was $579,746,140, and accordingly, net unrealized appreciation aggregated $27,701,174, of which $27,934,954 related to appreciated securities and $233,780 related to depreciated securities.

NOTE 4.  SECURITY LENDING

    The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of fee income. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

    As of December 31, 1997, the Trust's custodian held cash and short-term investments having an aggregate value of $105,238,555 as collateral for portfolio securities loaned having a market value of $101,005,552.

NOTE 5.  COMMERCIAL PAPER

    As of December 31, 1997, $143,000,000 of commercial paper was outstanding with an amortized cost of $140,788,938. The average discount rate of commercial paper outstanding at December 31, 1997 was 5.62%. The average daily balance of commercial paper outstanding for the year ended December 31, 1997 was $143,000,000 at a weighted average discount rate of 5.62%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Trust entered into a line of credit arrangement with a bank for $75,000,000. During the year ended December 31, 1997, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at December 31, 1997, Phoenix Duff & Phelps Corporation owned 12,230 shares.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

    We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Chicago, Illinois
January 27, 1998

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Common stockholders are automatically enrolled in the Trust's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to Common stockholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of Common Stock of the Trust unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of Common Stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

    The Plan Agent serves as agent for the Common shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or distribution had been paid in Common Stock issued by the Trust.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $1,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Trust, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Trust shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose Common Stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    None of the ordinary income distributions paid by the Trust during the fiscal year ended December 31, 1997, qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid, as determined for federal tax purposes by the Trust during the year.

    The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

    Listed below are the percentages of total assets of the Trust invested in Federal obligations as of the end of each quarter of the fiscal year.

                                                             PERCENTAGE
                                                                 OF
                                                               FEDERAL
          QUARTER ENDED                                      OBLIGATIONS*
          ------------------------------------               ------------
          March 31, 1997                                       12.60%
          June 30, 1997                                        11.48%
          September 30, 1997                                   11.30%
          December 31, 1997                                    11.10%

Of the Trust's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 1997, 14.04% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro-rata basis.
----------------------------

* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal
 Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the
  Student Loan Marketing Association. Repurchase agreements are not included in this calculation.
-------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment
  Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock in the open market.

                       ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.